UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cabot Corporation

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CABOT CORPORATION 2024 Annual Meeting Vote by March 06, 2024 11 :59 PM ET You invested in CABOT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 07, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit WWW.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* March 07, 2024 4:00PM EST Virtual Meeting meetnow.global/MKQL6CH *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. CABOT CORPORATION 2024 Annual Meeting Vote by March 06, 2024 11:59 PM ET Voting Items 1. Election of Directors Nominees: 01 Cynthia A. Arnold * For 02 Douglas G. Del Grosso * For 03 Christine Y. Yan * For 2. To approve, in an advisory vote, Cabot’s executive compensation. For 3. To approve the Cabot Corporation 2024 Non-Employee Director Plan. For 4. To ratify the appointment of Deloitte & Touche LLP as Cabot’s independent registered public accounting firm for the fiscal year ending September 30, 2024. For Board Recommends NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. * Each to be elected to the class of Directors whose term expires in 2027.

Online Go to www.envisionreports.com/CBT or scan the QR code — login details are located in the shaded bar below. If you are a participant in one of the employee benefit plans your vote must be submitted electronically by 9:00 a.m., Eastern Time on March 5, 2024. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Cabot Corporation Stockholder Meeting to be Held on March 7, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 annual report to stockholders are available at: www.envisionreports.com/CBT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/CBT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 26, 2024 to facilitate timely delivery.

Stockholder Meeting Notice Cabot Corporation’s Annual Meeting of Stockholders will be held on Thursday, March 7, 2024 at 4:00 p.m., Eastern Time, virtually via the internet at meetnow.global/MKQL6CH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Directors: each to be elected to the class of Directors whose term expires in 2027. 01—Cynthia A. Arnold, 02—Douglas G. Del Grosso, 03—Christine Y. Yan 2. To approve in an advisory vote, Cabot’s executive compensation. 3. To approve the Cabot Corporation 2024 Non-Employee Director Plan. 4. To ratify the appointment of Deloitte & Touche LLP as Cabot’s independent registered public accounting firm for the fiscal year ending September 30, 2024. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CBT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Cabot Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 26, 2024.